Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of September 30, 2013

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	Change	2013	2012	Change

Gross premiums written	$1,036,987	$936,764	10.7%	$3,241,424	$3,055,233	6.1%
Net premiums written	839,135	755,249	11.1%	2,602,446	2,439,093	6.7%
Net premiums earned	795,000	748,691	6.2%	2,306,586	2,155,659	7.0%
Underwriting income	110,992	73,452	51.1%	323,419	234,368	38.0%

Net investment income	$66,083	$73,221	(9.7)%	$200,124	$221,126	(9.5)%
Per diluted share	$0.49	$0.53	(7.5)%	$1.47	$1.60	(8.1)%

Net income available to common shareholders	$109,341	$184,172	(40.6)%	$531,788	$543,974	(2.2)%
Per diluted share	$0.80	$1.33	(39.8)%	$3.92	3.94	(0.5)%

After-tax operating income available to common shareholders (1)	$149,205	$120,247	24.1%	$442,974	$375,307	18.0%
Per diluted share	$1.10	$0.87	26.4%	$3.27	$2.72	20.2%

Comprehensive income	$206,102	$320,691	(35.7)%	$303,179	$744,389	(59.3)%

Cash flow from operations	$238,694	$334,683	(28.7)%	$627,048	$731,951	(14.3)%

Diluted weighted average common shares and common share equivalents outstanding	136,034,413	138,696,934	(1.9)%	135,680,829	138,235,995	(1.8)%

			% Point Change			% Point Change
Underwriting ratios:
Loss ratio	53.7%	59.3%	(5.6)	54.0%	57.5%	(3.5)
Acquisition expense ratio	18.5%	17.0%	1.5	17.5%	17.3%	0.2
Other operating expense ratio	13.8%	13.9%	(0.1)	14.5%	14.4%	0.1
Combined ratio	86.0%	90.2%	(4.2)	86.0%	89.2%	(3.2)

Financial measures:
Change in book value per common share during period	4.2%	6.8%	(2.6)	5.9%	15.8%	(9.9)

Annualized operating return on average common equity	11.9%	9.9%	2.0	11.9%	10.8%	1.1

Total return on investments (2)
Including effects of foreign exchange	1.43%	2.45%	-102 bps	0.31%	5.04%	-473 bps
Excluding effects of foreign exchange	0.84%	2.17%	-133 bps	0.27%	4.89%	-462 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

Gross premiums written	$1,036,987	$1,040,738	$1,163,699	$813,928	$936,764	$1,051,813	$3,241,424	$3,055,233
Net premiums written	839,135	810,535	952,776	613,142	755,249	820,233	2,602,446	2,439,093

Net premiums earned	$795,000	$758,816	$752,770	$779,481	$748,691	$726,656	$2,306,586	$2,155,659
Fee income	526	902	538	5,664	1,077	806	1,966	2,426
Losses and loss adjustment expenses	(427,045)	(418,653)	(399,403)	(622,506)	(443,871)	(399,693)	(1,245,101)	(1,238,771)
Acquisition expenses, net	(147,313)	(131,677)	(127,592)	(133,568)	(128,065)	(128,289)	(406,582)	(375,316)
Other operating expenses	(110,176)	(113,359)	(109,915)	(120,405)	(104,380)	(105,757)	(333,450)	(309,630)
Underwriting income (loss)	110,992	96,029	116,398	(91,334)	73,452	93,723	323,419	234,368
Net investment income	66,083	68,369	65,672	73,769	73,221	73,608	200,124	221,126
Net realized gains (losses)	(6,022)	12,652	58,340	54,849	60,391	34,867	64,970	139,379
Net impairment losses recognized in earnings	(728)	(724)	(2,246)	(6,035)	(2,379)	(1,951)	(3,698)	(5,353)
Equity in net income of investment funds accounted for using the equity method	5,665	10,941	13,823	16,567	24,330	7,787	30,429	56,943
Other income (loss)	624	834	1,244	(4,189)	(532)	695	2,702	(7,905)
Other expenses	(7,894)	(14,049)	(10,268)	(7,346)	(9,049)	(11,944)	(32,211)	(27,972)
Interest expense	(5,937)	(5,852)	(5,898)	(6,187)	(7,378)	(7,439)	(17,687)	(22,338)
Net foreign exchange gains (losses)	(40,562)	13,811	24,264	(22,997)	(16,959)	31,689	(2,487)	(5,958)
Income before income taxes	122,221	182,011	261,329	7,097	195,097	221,035	565,561	582,290
Income tax (expense) benefit	(7,396)	(5,071)	(4,853)	12,120	(5,441)	(767)	(17,320)	(8,110)
Net income	114,825	176,940	256,476	19,217	189,656	220,268	548,241	574,180
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(7,649)	(16,453)	(19,594)
Loss on repurchase of preferred shares	—	—	—	—	—	(10,612)	—	(10,612)
Net income available to common shareholders	$109,341	$171,455	$250,992	$13,732	$184,172	$202,007	$531,788	$543,974

Underwriting Ratios
Loss ratio	53.7%	55.2%	53.1%	79.9%	59.3%	55.0%	54.0%	57.5%
Acquisition expense ratio	18.5%	17.3%	16.9%	17.1%	17.0%	17.6%	17.5%	17.3%
Other operating expense ratio	13.8%	14.9%	14.6%	15.4%	13.9%	14.6%	14.5%	14.4%
Combined ratio	86.0%	87.4%	84.6%	112.4%	90.2%	87.2%	86.0%	89.2%

Net premiums written to gross premiums written	80.9%	77.9%	81.9%	75.3%	80.6%	78.0%	80.3%	79.8%

Net income per common share
Basic	$0.83	$1.31	$1.92	$0.10	$1.36	$1.50	$4.05	$4.04
Diluted	$0.80	$1.26	$1.85	$0.10	$1.33	$1.46	$3.92	$3.93

Weighted average common shares and common share equivalents outstanding
Basic	131,495,296	131,377,274	130,907,902	134,229,078	135,067,360	134,529,129	131,262,309	134,519,046
Diluted	136,034,413	135,849,050	135,409,288	138,270,853	138,696,934	138,211,736	135,680,829	138,235,995

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2013	2012	2012	2012
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,688,345	$9,570,583	$9,890,425	$9,839,988	$9,944,186	$9,556,326
Short-term investments available for sale, at fair value	993,375	1,091,032	943,414	722,121	845,158	1,087,910
Investment of funds received under securities lending, at fair value	42,135	41,062	84,315	42,531	26,279	66,424
Equity securities available for sale, at fair value	452,195	438,038	342,091	312,749	312,371	260,864
Other investments available for sale, at fair value	528,938	569,407	585,277	549,280	477,857	381,576
Investments accounted for using the fair value option	1,139,725	1,065,684	902,230	917,466	698,068	496,843
TALF investments, at fair value	—	—	—	—	270,206	307,453
Investments accounted for using the equity method	226,644	208,796	219,674	307,105	339,587	331,601
Total investments	13,071,357	12,984,602	12,967,426	12,691,240	12,913,712	12,488,997
Cash	436,141	375,119	356,767	371,041	422,440	355,392
Accrued investment income	64,428	68,413	65,023	71,748	68,069	72,095
Investment in joint venture	106,982	108,710	108,038	107,284	109,363	109,240
Fixed maturities and short-term investments pledged under securities lending, at fair value	48,361	47,763	90,801	50,848	34,769	74,032
Premiums receivable	850,386	876,989	870,575	688,873	773,172	834,116
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,795,888	1,849,891	1,846,064	1,870,037	1,733,830	1,849,191
Contractholder receivables	1,028,772	947,887	908,034	865,728	849,352	787,389
Prepaid reinsurance premiums	330,980	330,854	301,736	298,484	302,513	313,264
Deferred acquisition costs, net	338,671	313,010	306,505	262,822	279,171	272,736
Receivable for securities sold	288,080	447,545	395,958	19,248	894,318	821,527
Other assets	570,777	566,900	540,134	519,409	509,048	518,744
Total Assets	$18,930,823	$18,917,683	$18,757,061	$17,816,762	$18,889,757	$18,496,723
Liabilities
Reserve for losses and loss adjustment expenses	$8,819,419	$8,808,594	$8,835,710	$8,933,292	$8,562,328	$8,546,350
Unearned premiums	1,983,408	1,921,849	1,841,870	1,647,978	1,815,524	1,815,135
Reinsurance balances payable	190,721	210,113	204,233	188,546	172,016	184,763
Contractholder payables	1,028,772	947,887	908,034	865,728	849,352	787,389
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at fair value	—	—	—	—	185,223	235,818
Securities lending payable	49,849	49,135	93,375	52,356	35,707	76,383
Payable for securities purchased	519,244	853,156	594,521	37,788	1,012,060	927,962
Other liabilities	496,125	492,631	543,788	522,196	508,753	502,607
Total Liabilities	13,487,538	13,683,365	13,421,531	12,647,884	13,540,963	13,476,407
Commitments and Contingencies
Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	565	564	561	561	556	556
Additional paid-in capital	283,449	272,955	242,492	227,778	211,219	197,625
Retained earnings	5,886,149	5,776,808	5,605,353	5,354,361	5,340,629	5,156,457
Accumulated other comprehensive income (loss), net of deferred income tax	41,955	(49,322)	229,563	287,017	324,132	193,097
Common shares held in treasury, at cost	(1,093,833)	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(852,419)
Total Shareholders’ Equity	5,443,285	5,234,318	5,335,530	5,168,878	5,348,794	5,020,316
Total Liabilities and Shareholders’ Equity	$18,930,823	$18,917,683	$18,757,061	$17,816,762	$18,889,757	$18,496,723

Common shares outstanding, net of treasury shares	133,480,323	133,416,419	133,063,225	133,842,613	136,540,178	136,291,652
Book value per common share (1)	$38.34	$36.80	$37.66	$36.19	$36.79	$34.45

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Comprehensive Income

(U.S. Dollars in thousands)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

Comprehensive Income
Net income	$114,825	$176,940	$256,476	$19,217	$189,656	$220,268	$548,241	$574,180
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	41,226	(259,562)	9,471	(2,938)	164,733	18,060	(208,865)	277,656
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(173)	—	(2)	(11)	(265)	(503)	(175)	(776)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	20,701	(13,916)	(38,701)	(39,897)	(47,411)	(43,792)	(31,916)	(118,714)
Foreign currency translation adjustments	29,523	(5,407)	(28,222)	5,731	13,978	(15,136)	(4,106)	12,043
Other comprehensive income (loss)	91,277	(278,885)	(57,454)	(37,115)	131,035	(41,371)	(245,062)	170,209
Comprehensive Income (Loss)	$206,102	$(101,945)	$199,022	$(17,898)	$320,691	$178,897	$303,179	$744,389

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	—	—	—	—	—	325,000	—	325,000
Shares repurchased - Series A and B	—	—	—	—	—	(325,000)	—	(325,000)
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	564	561	561	556	556	552	561	549
Common shares issued, net	1	3	—	5	—	4	4	7
Balance at end of period	565	564	561	561	556	556	565	556

Additional Paid-in Capital
Balance at beginning of period	272,955	242,492	227,778	211,219	197,625	170,694	227,778	161,419
Common shares issued, net	221	5,362	—	2,262	8	4,556	5,583	4,561
Issue costs on Series C preferred shares	—	—	—	—	—	(9,398)	—	(9,398)
Reversal of issue costs on repurchase of preferred shares	—	—	—	—	—	10,612	—	10,612
Exercise of stock options	1,416	2,929	3,093	6,599	2,797	2,971	7,438	7,619
Amortization of share-based compensation	8,839	19,923	11,543	7,644	10,729	16,519	40,305	34,659
Other	18	2,249	78	54	60	1,671	2,345	1,747
Balance at end of period	283,449	272,955	242,492	227,778	211,219	197,625	283,449	211,219

Retained Earnings
Balance at beginning of period	5,776,808	5,605,353	5,354,361	5,340,629	5,156,457	4,954,450	5,354,361	4,796,655
Net income	114,825	176,940	256,476	19,217	189,656	220,268	548,241	574,180
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(7,649)	(16,453)	(19,594)
Loss on repurchase of preferred shares	—	—	—	—	—	(10,612)	—	(10,612)
Balance at end of period	5,886,149	5,776,808	5,605,353	5,354,361	5,340,629	5,156,457	5,886,149	5,340,629

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	(49,322)	229,563	287,017	324,132	193,097	234,468	287,017	153,923
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	61,927	(273,478)	(29,230)	(42,835)	117,322	(25,732)	(240,781)	158,942
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(173)	—	(2)	(11)	(265)	(503)	(175)	(776)
Foreign currency translation adjustments, net of deferred income tax	29,523	(5,407)	(28,222)	5,731	13,978	(15,136)	(4,106)	12,043
Balance at end of period	41,955	(49,322)	229,563	287,017	324,132	193,097	41,955	324,132

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(845,708)	(1,025,839)	(845,472)
Shares repurchased for treasury	(2,146)	(24,248)	(41,600)	(173,097)	(323)	(6,711)	(67,994)	(7,270)
Balance at end of period	(1,093,833)	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(1,093,833)	(852,742)

Total Shareholders’ Equity	$5,443,285	$5,234,318	$5,335,530	$5,168,878	$5,348,794	$5,020,316	$5,443,285	$5,348,794

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012
Operating Activities
Net income	$114,825	$176,940	$256,476	$19,217	$189,656	$220,268	$548,241	$574,180
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	6,654	(14,107)	(59,504)	(56,844)	(61,950)	(36,681)	(66,957)	(142,703)
Net impairment losses included in earnings	728	724	2,246	6,035	2,379	1,951	3,698	5,353
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(1,859)	14,441	23,052	(6,315)	(19,177)	(6,111)	35,634	(37,318)
Share-based compensation	8,839	19,923	11,543	7,644	10,729	16,519	40,305	34,659
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	8,858	(10,981)	(22,182)	215,885	72,346	68,327	(24,305)	180,016
Unearned premiums, net of prepaid reinsurance premiums	44,136	51,720	200,004	(166,338)	6,556	95,142	295,860	283,433
Premiums receivable	44,953	(6,230)	(198,814)	84,474	68,881	(83,633)	(160,091)	(204,854)
Deferred acquisition costs, net	(21,822)	(6,812)	(45,159)	16,851	(5,832)	(13,121)	(73,793)	(51,222)
Reinsurance balances payable	(21,694)	6,902	17,365	23,569	(17,958)	40,310	2,573	19,171
Other liabilities	11,088	(50,792)	23,811	19,385	24,190	(12,660)	(15,893)	21,664
Other items, net	43,988	967	(3,179)	26,089	64,863	(37,864)	41,776	49,572
Net Cash Provided By Operating Activities	238,694	182,695	205,659	189,652	334,683	252,447	627,048	731,951
Investing Activities
Purchases of fixed maturity investments	(3,836,890)	(4,629,377)	(3,970,320)	(4,898,519)	(5,123,575)	(3,952,868)	(12,436,587)	(12,670,073)
Purchases of equity securities	(165,932)	(208,970)	(63,353)	(53,078)	(105,618)	(76,500)	(438,255)	(215,921)
Purchases of other investments	(344,020)	(398,473)	(250,442)	(299,741)	(314,065)	(147,076)	(992,935)	(700,308)
Sales of fixed maturity investments	3,408,778	4,672,003	3,796,638	4,843,768	4,635,352	3,258,254	11,877,419	11,522,538
Sales of equity securities	178,788	112,699	81,513	49,200	65,932	122,625	373,000	264,417
Sales of other investments	307,162	226,424	280,010	114,537	112,129	105,815	813,596	329,093
Proceeds from redemptions and maturities of fixed maturities	170,550	243,226	181,727	248,514	268,288	337,132	595,503	867,080
Net (purchases) sales of short-term investments	106,178	(153,702)	(221,444)	113,780	246,746	32,837	(268,968)	72,139
Change in investment of securities lending collateral	(713)	44,240	(41,019)	(16,650)	40,677	(24,159)	2,508	22,840
Purchase of business, net of cash acquired	—	—	—	—	—	28,948	—	28,948
Purchases of furniture, equipment and other	(3,861)	(3,350)	(3,742)	(4,638)	(3,686)	(3,710)	(10,953)	(13,894)
Net Cash Provided By (Used For) Investing Activities	(179,960)	(95,280)	(210,432)	97,173	(177,820)	(318,702)	(485,672)	(493,141)
Financing Activities
Proceeds from issuance of Series C preferred shares, net	—	—	—	—	(26)	315,789	—	315,763
Repurchase of Series A and B preferred shares	—	—	—	—	—	(325,000)	—	(325,000)
Purchases of common shares under share repurchase program	(1,333)	(15,499)	(40,964)	(172,056)	—	—	(57,796)	—
Proceeds from common shares issued, net	92	(1,797)	1,280	5,429	1,256	(432)	(425)	1,604
Repayments of borrowings	—	—	—	(186,291)	(50,804)	(3,910)	—	(124,577)
Change in securities lending collateral	713	(44,240)	41,019	16,650	(40,677)	24,159	(2,508)	(22,840)
Other	637	3,958	1,084	2,185	1,015	2,876	5,679	4,479
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,484)	(5,485)	(10,951)	(16,453)	(22,897)
Net Cash Provided By (Used For) Financing Activities	(5,375)	(63,063)	(3,065)	(339,567)	(94,721)	2,531	(71,503)	(173,468)
Effects of exchange rate changes on foreign currency cash	7,663	(6,000)	(6,436)	1,343	4,906	(3,690)	(4,773)	5,399
Increase (decrease) in cash	61,022	18,352	(14,274)	(51,399)	67,048	(67,414)	65,100	70,741
Cash beginning of period	375,119	356,767	371,041	422,440	355,392	422,806	371,041	351,699
Cash end of period	$436,141	$375,119	$356,767	$371,041	$422,440	$355,392	$436,141	$422,440
Income taxes paid (received), net	$2,816	$3,512	$1,304	$(5,917)	$(220)	$1,548	$7,632	$4,116
Interest paid	$508	$11,369	$414	$11,882	$2,202	$12,843	$12,291	$17,251

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; lenders products; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (including excess workers’ compensation, employers’ liability, alternative markets and accident and health business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty (including professional liability, executive assurance and healthcare business); marine and aviation; other specialty (including U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other); property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (including mortgage, life, casualty clash and other).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Three Months Ended September 30, 2013 and 2012

(U.S. Dollars in thousands)	Three Months Ended			Three Months Ended
	September 30, 2013			September 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$682,839	$355,091	$1,036,987	$658,599	$279,751	$936,764
Net premiums written	501,971	337,164	839,135	483,356	271,893	755,249

Net premiums earned	$479,129	$315,871	$795,000	$456,341	$292,350	$748,691
Fee income	545	(19)	526	645	432	1,077
Losses and loss adjustment expenses	(305,921)	(121,124)	(427,045)	(307,155)	(136,716)	(443,871)
Acquisition expenses, net	(82,799)	(64,514)	(147,313)	(73,663)	(54,402)	(128,065)
Other operating expenses	(75,734)	(34,442)	(110,176)	(75,379)	(29,001)	(104,380)
Underwriting income	$15,220	$95,772	110,992	$789	$72,663	73,452

Net investment income			66,083			73,221
Net realized gains (losses)			(6,022)			60,391
Net impairment losses recognized in earnings			(728)			(2,379)
Equity in net income of investment funds accounted for using the equity method			5,665			24,330
Other income			624			(532)
Other expenses			(7,894)			(9,049)
Interest expense			(5,937)			(7,378)
Net foreign exchange losses			(40,562)			(16,959)
Income before income taxes			122,221			195,097
Income tax expense			(7,396)			(5,441)

Net income			114,825			189,656
Preferred dividends			(5,484)			(5,484)
Net income available to common shareholders			$109,341			$184,172

Underwriting Ratios
Loss ratio	63.8%	38.3%	53.7%	67.3%	46.8%	59.3%
Acquisition expense ratio (2)	17.2%	20.4%	18.5%	16.0%	18.6%	17.0%
Other operating expense ratio	15.8%	10.9%	13.8%	16.5%	9.9%	13.9%
Combined ratio	96.8%	69.6%	86.0%	99.8%	75.3%	90.2%

Net premiums written to gross premiums written	73.5%	95.0%	80.9%	73.4%	97.2%	80.6%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Nine Months Ended September 30, 2013 and 2012

(U.S. Dollars in thousands)	Nine Months Ended			Nine Months Ended
	September 30, 2013			September 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,075,560	$1,168,938	$3,241,424	$2,022,802	$1,036,708	$3,055,233
Net premiums written	1,508,089	1,094,357	2,602,446	1,438,620	1,000,473	2,439,093

Net premiums earned	$1,382,750	$923,836	$2,306,586	$1,344,675	$810,984	$2,155,659
Fee income	1,599	367	1,966	1,803	623	2,426
Losses and loss adjustment expenses	(880,580)	(364,521)	(1,245,101)	(900,735)	(338,036)	(1,238,771)
Acquisition expenses, net	(227,806)	(178,776)	(406,582)	(223,591)	(151,725)	(375,316)
Other operating expenses	(232,216)	(101,234)	(333,450)	(225,366)	(84,264)	(309,630)
Underwriting income (loss)	$43,747	$279,672	323,419	$(3,214)	$237,582	234,368

Net investment income			200,124			221,126
Net realized gains			64,970			139,379
Net impairment losses recognized in earnings			(3,698)			(5,353)
Equity in net income of investment funds accounted for using the equity method			30,429			56,943
Other income (loss)			2,702			(7,905)
Other expenses			(32,211)			(27,972)
Interest expense			(17,687)			(22,338)
Net foreign exchange losses			(2,487)			(5,958)
Income before income taxes			565,561			582,290
Income tax expense			(17,320)			(8,110)

Net income			548,241			574,180
Preferred dividends			(16,453)			(19,594)
Loss on repurchase of preferred shares			—			(10,612)
Net income available to common shareholders			$531,788			$543,974

Underwriting Ratios
Loss ratio	63.7%	39.5%	54.0%	67.0%	41.7%	57.5%
Acquisition expense ratio (2)	16.4%	19.4%	17.5%	16.5%	18.7%	17.3%
Other operating expense ratio	16.8%	11.0%	14.5%	16.8%	10.4%	14.4%
Combined ratio	96.9%	69.9%	86.0%	100.3%	70.8%	89.2%

Net premiums written to gross premiums written	72.7%	93.6%	80.3%	71.1%	96.5%	79.8%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2013		2012		2013		2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Programs	$116,399	23.2	$98,052	20.3	$339,895	22.5	$272,666	19.0
Property, energy, marine and aviation	77,201	15.4	92,266	19.1	242,487	16.1	258,475	18.0
Professional liability	57,367	11.4	68,923	14.3	179,289	11.9	204,682	14.2
Executive assurance	56,410	11.2	63,059	13.0	160,483	10.6	191,642	13.3
Construction	29,927	6.0	23,481	4.9	127,557	8.5	106,918	7.4
Casualty	29,311	5.8	23,662	4.9	79,343	5.3	81,273	5.6
National accounts	18,618	3.7	22,483	4.7	77,376	5.1	62,882	4.4
Lenders products	16,848	3.4	20,257	4.2	61,361	4.1	63,149	4.4
Surety	17,324	3.5	14,958	3.1	50,081	3.3	39,815	2.8
Travel and accident	14,068	2.8	22,017	4.6	47,283	3.1	65,147	4.5
Healthcare	10,227	2.0	8,722	1.8	30,247	2.0	27,316	1.9
Other (1)	58,271	11.6	25,476	5.1	112,687	7.5	64,655	4.5
Total	$501,971	100.0	$483,356	100.0	$1,508,089	100.0	$1,438,620	100.0
Net premiums earned
Programs	$103,603	21.6	$83,978	18.4	$293,247	21.2	$238,565	17.7
Property, energy, marine and aviation	77,437	16.2	77,862	17.1	227,420	16.4	233,946	17.4
Professional liability	58,948	12.3	66,299	14.5	177,002	12.8	197,572	14.7
Executive assurance	54,628	11.4	61,599	13.5	168,322	12.2	181,221	13.5
Construction	37,378	7.8	32,409	7.1	109,868	7.9	95,909	7.1
Casualty	26,146	5.5	27,175	6.0	76,430	5.5	84,342	6.3
National accounts	27,957	5.8	21,919	4.8	73,542	5.3	59,470	4.4
Lenders products	20,220	4.2	20,271	4.4	62,032	4.5	73,835	5.5
Surety	15,023	3.1	12,643	2.8	42,512	3.1	34,001	2.5
Travel and accident	12,953	2.7	21,826	4.8	43,751	3.2	59,200	4.4
Healthcare	10,445	2.2	9,565	2.1	28,894	2.1	27,540	2.0
Other (1)	34,391	7.2	20,795	4.5	79,730	5.8	59,074	4.5
Total	$479,129	100.0	$456,341	100.0	$1,382,750	100.0	$1,344,675	100.0
Net premiums written by client location
United States	$391,313	78.0	$344,619	71.3	$1,162,174	77.1	$1,024,902	71.2
Europe	48,991	9.8	54,068	11.2	183,817	12.2	217,285	15.1
Asia and Pacific	24,351	4.9	41,236	8.5	76,782	5.1	102,027	7.1
Other	37,316	7.3	43,433	9.0	85,316	5.6	94,406	6.6
Total	$501,971	100.0	$483,356	100.0	$1,508,089	100.0	$1,438,620	100.0
Net premiums written by underwriting location
United States	$382,104	76.1	$330,686	68.4	$1,122,478	74.4	$976,683	67.9
Europe	100,659	20.1	129,944	26.9	323,603	21.5	391,447	27.2
Other	19,208	3.8	22,726	4.7	62,008	4.1	70,490	4.9
Total	$501,971	100.0	$483,356	100.0	$1,508,089	100.0	$1,438,620	100.0

(1)     Includes alternative markets, contract binding, accident and health and excess workers’ compensation business.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

Gross premiums written	$682,839	$703,904	$688,817	$571,157	$658,599	$676,090	$2,075,560	$2,022,802
Net premiums written	501,971	501,568	504,550	386,714	483,356	464,584	1,508,089	1,438,620

Net premiums earned	$479,129	$458,656	$444,965	$455,668	$456,341	$446,594	$1,382,750	$1,344,675
Fee income	545	529	525	532	645	628	1,599	1,803
Losses and loss adjustment expenses	(305,921)	(291,192)	(283,467)	(383,106)	(307,155)	(290,416)	(880,580)	(900,735)
Acquisition expenses, net	(82,799)	(74,249)	(70,758)	(75,392)	(73,663)	(76,058)	(227,806)	(223,591)
Other operating expenses	(75,734)	(80,167)	(76,315)	(82,123)	(75,379)	(76,617)	(232,216)	(225,366)
Underwriting income (loss)	$15,220	$13,577	$14,950	$(84,421)	$789	$4,131	$43,747	$(3,214)
Underwriting Ratios
Loss ratio	63.8%	63.5%	63.7%	84.1%	67.3%	65.0%	63.7%	67.0%
Acquisition expense ratio (1)	17.2%	16.1%	15.8%	16.4%	16.0%	16.9%	16.4%	16.5%
Other operating expense ratio	15.8%	17.5%	17.2%	18.0%	16.5%	17.2%	16.8%	16.8%
Combined ratio	96.8%	97.1%	96.7%	118.5%	99.8%	99.1%	96.9%	100.3%
Net premiums written
Programs	$116,399	$122,981	$100,515	$80,201	$98,052	$92,998	$339,895	$272,666
Property, energy, marine and aviation	77,201	81,675	83,611	36,215	92,266	86,390	242,487	258,475
Professional liability	57,367	66,148	55,774	56,023	68,923	65,198	179,289	204,682
Executive assurance	56,410	43,721	60,352	59,262	63,059	60,205	160,483	191,642
Construction	29,927	55,418	42,212	23,283	23,481	49,784	127,557	106,918
Casualty	29,311	26,237	23,795	31,034	23,662	30,638	79,343	81,273
National accounts	18,618	13,642	45,116	18,047	22,483	4,961	77,376	62,882
Lenders products	16,848	22,840	21,673	23,838	20,257	20,477	61,361	63,149
Surety	17,324	17,501	15,256	13,456	14,958	12,723	50,081	39,815
Travel and accident	14,068	16,758	16,457	15,342	22,017	20,294	47,283	65,147
Healthcare	10,227	10,374	9,646	9,498	8,722	7,959	30,247	27,316
Other (2)	58,271	24,273	30,143	20,515	25,476	12,957	112,687	64,655
Total	$501,971	$501,568	$504,550	$386,714	$483,356	$464,584	$1,508,089	$1,438,620
Net premiums earned
Programs	$103,603	$99,721	$89,923	$87,815	$83,978	$80,589	$293,247	$238,565
Property, energy, marine and aviation	77,437	71,978	78,005	79,135	77,862	77,590	227,420	233,946
Professional liability	58,948	59,397	58,657	60,829	66,299	68,017	177,002	197,572
Executive assurance	54,628	55,540	58,154	60,570	61,599	60,856	168,322	181,221
Construction	37,378	37,251	35,239	33,537	32,409	31,692	109,868	95,909
Casualty	26,146	24,461	25,823	29,255	27,175	28,102	76,430	84,342
National accounts	27,957	23,942	21,643	20,301	21,919	18,415	73,542	59,470
Lenders products	20,220	20,855	20,957	22,003	20,271	21,411	62,032	73,835
Surety	15,023	14,306	13,183	13,301	12,643	10,798	42,512	34,001
Travel and accident	12,953	17,893	12,905	18,850	21,826	20,661	43,751	59,200
Healthcare	10,445	9,442	9,007	9,239	9,565	9,077	28,894	27,540
Other (2)	34,391	23,870	21,469	20,833	20,795	19,386	79,730	59,074
Total	$479,129	$458,656	$444,965	$455,668	$456,341	$446,594	$1,382,750	$1,344,675

(1)     The acquisition expense ratio is adjusted to include certain fee income.
(2)     Includes alternative markets, contract binding, accident and health and excess workers’ compensation business.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2013		2012		2013		2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Other specialty (1)	$125,666	37.3	$71,854	26.4	$318,483	29.1	$240,727	24.1
Property excluding property catastrophe (2)	78,085	23.2	68,627	25.2	230,083	21.0	209,854	21.0
Property catastrophe	33,810	10.0	50,196	18.5	210,826	19.3	265,994	26.6
Casualty (3)	58,893	17.5	36,831	13.5	207,640	19.0	163,343	16.3
Marine and aviation	13,283	3.9	19,152	7.0	50,744	4.6	63,611	6.4
Other (4)	27,427	8.1	25,233	9.4	76,581	7.0	56,944	5.6
Total	$337,164	100.0	$271,893	100.0	$1,094,357	100.0	$1,000,473	100.0
Net premiums earned
Other specialty (1)	$103,565	32.8	$88,570	30.3	$272,666	29.5	$214,622	26.5
Property excluding property catastrophe (2)	69,975	22.2	63,572	21.7	201,857	21.8	183,924	22.7
Property catastrophe	48,595	15.4	69,059	23.6	176,160	19.1	199,914	24.7
Casualty (3)	59,324	18.8	47,429	16.2	169,251	18.3	140,240	17.3
Marine and aviation	18,566	5.9	16,853	5.8	59,062	6.4	57,502	7.1
Other (4)	15,846	4.9	6,867	2.4	44,840	4.9	14,782	1.7
Total	$315,871	100.0	$292,350	100.0	$923,836	100.0	$810,984	100.0
Net premiums written
Pro rata	$233,334	69.2	$170,556	62.7	$536,290	49.0	$439,435	43.9
Excess of loss	103,830	30.8	101,337	37.3	558,067	51.0	561,038	56.1
Total	$337,164	100.0	$271,893	100.0	$1,094,357	100.0	$1,000,473	100.0
Net premiums earned
Pro rata	$172,703	54.7	$140,111	47.9	$468,509	50.7	$364,977	45.0
Excess of loss	143,168	45.3	152,239	52.1	455,327	49.3	446,007	55.0
Total	$315,871	100.0	$292,350	100.0	$923,836	100.0	$810,984	100.0
Net premiums written by client location
United States	$201,599	59.8	$130,221	47.9	$599,556	54.8	$522,845	52.3
Europe	48,839	14.5	65,090	23.9	258,660	23.6	280,210	28.0
Asia and Pacific	39,542	11.7	37,571	13.8	94,339	8.6	85,584	8.6
Bermuda	21,682	6.4	17,162	6.3	70,665	6.5	51,359	5.1
Other	25,502	7.6	21,849	8.1	71,137	6.5	60,475	6.0
Total	$337,164	100.0	$271,893	100.0	$1,094,357	100.0	$1,000,473	100.0
Net premiums written by underwriting location
Bermuda	$159,134	47.2	$131,880	48.5	$470,830	43.0	$505,119	50.5
United States	112,520	33.4	82,716	30.4	365,440	33.4	294,961	29.5
Ireland	56,726	16.8	51,113	18.8	230,124	21.0	180,785	18.1
Other	8,784	2.6	6,184	2.3	27,963	2.6	19,608	1.9
Total	$337,164	100.0	$271,893	100.0	$1,094,357	100.0	$1,000,473	100.0

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes facultative business.
(3)     Includes professional liability, executive assurance and healthcare business.
(4)     Includes mortgage, life, casualty clash and other.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

Gross premiums written	$355,091	$337,642	$476,205	$245,292	$279,751	$376,981	$1,168,938	$1,036,708
Net premiums written	337,164	308,967	448,226	226,428	271,893	355,649	1,094,357	1,000,473

Net premiums earned	$315,871	$300,160	$307,805	$323,813	$292,350	$280,062	$923,836	$810,984
Fee income	(19)	373	13	5,132	432	178	367	623
Losses and loss adjustment expenses	(121,124)	(127,461)	(115,936)	(239,400)	(136,716)	(109,277)	(364,521)	(338,036)
Acquisition expenses, net	(64,514)	(57,428)	(56,834)	(58,176)	(54,402)	(52,231)	(178,776)	(151,725)
Other operating expenses	(34,442)	(33,192)	(33,600)	(38,282)	(29,001)	(29,140)	(101,234)	(84,264)
Underwriting income (loss)	$95,772	$82,452	$101,448	$(6,913)	$72,663	$89,592	$279,672	$237,582
Underwriting Ratios
Loss ratio	38.3%	42.5%	37.7%	73.9%	46.8%	39.0%	39.5%	41.7%
Acquisition expense ratio	20.4%	19.1%	18.5%	18.0%	18.6%	18.6%	19.4%	18.7%
Other operating expense ratio	10.9%	11.1%	10.9%	11.8%	9.9%	10.4%	11.0%	10.4%
Combined ratio	69.6%	72.7%	67.1%	103.7%	75.3%	68.0%	69.9%	70.8%
Net premiums written
Other specialty (1)	$125,666	$61,480	$131,337	$67,377	$71,854	$73,590	$318,483	$240,727
Property excluding property catastrophe (2)	78,085	62,938	89,060	55,929	68,627	65,734	230,083	209,854
Property catastrophe	33,810	99,874	77,142	17,683	50,196	129,224	210,826	265,994
Casualty (3)	58,893	51,502	97,245	42,582	36,831	42,373	207,640	163,343
Marine and aviation	13,283	14,319	23,142	21,038	19,152	18,842	50,744	63,611
Other (4)	27,427	18,854	30,300	21,819	25,233	25,886	76,581	56,944
Total	$337,164	$308,967	$448,226	$226,428	$271,893	$355,649	$1,094,357	$1,000,473
Net premiums earned
Other specialty (1)	$103,565	$79,508	$89,593	$94,479	$88,570	$79,855	$272,666	$214,622
Property excluding property catastrophe (2)	69,975	66,980	64,902	70,414	63,572	58,720	201,857	183,924
Property catastrophe	48,595	63,332	64,233	80,271	69,059	68,992	176,160	199,914
Casualty (3)	59,324	54,922	55,005	48,723	47,429	46,917	169,251	140,240
Marine and aviation	18,566	20,392	20,104	18,643	16,853	19,200	59,062	57,502
Other (4)	15,846	15,026	13,968	11,283	6,867	6,378	44,840	14,782
Total	$315,871	$300,160	$307,805	$323,813	$292,350	$280,062	$923,836	$810,984

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes facultative business.
(3)     Includes professional liability, executive assurance and healthcare business.
(4)     Includes mortgage, life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2013		2013		2013		2012		2012

Investable assets:
Fixed maturities available for sale, at fair value	$9,688,345	72.9%	$9,570,583	73.8%	$9,890,425	75.3%	$9,839,988	75.4%	$9,944,186	75.2%
Fixed maturities, at fair value (1)	367,152	2.8%	353,310	2.7%	364,385	2.8%	363,541	2.8%	306,424	2.3%
Fixed maturities pledged under securities lending agreements, at fair value (2)	47,515	0.4%	44,666	0.3%	89,941	0.7%	42,600	0.3%	34,769	0.3%
Total fixed maturities	10,103,012	76.1%	9,968,559	76.9%	10,344,751	78.8%	10,246,129	78.5%	10,285,379	77.8%
Short-term investments available for sale, at fair value	993,375	7.5%	1,091,032	8.4%	943,414	7.2%	722,121	5.5%	845,158	6.4%
Short-term investments pledged under securities lending agreements, at fair value (2)	846	—%	3,097	—%	860	—%	8,248	0.1%	—	—%
Cash	436,141	3.3%	375,119	2.9%	356,767	2.7%	371,041	2.8%	422,440	3.2%
Equity securities available for sale, at fair value	452,195	3.4%	438,038	3.4%	342,091	2.6%	312,749	2.4%	312,371	2.4%
Equity securities, at fair value (1)	—	—%	—	—%	—	—%	25,954	0.2%	28,405	0.2%
Other investments available for sale, at fair value	528,938	4.0%	569,407	4.4%	585,277	4.5%	549,280	4.2%	477,857	3.6%
Other investments, at fair value (1)	772,573	5.8%	712,374	5.5%	537,845	4.1%	527,971	4.0%	363,239	2.7%
TALF investments, at fair value (3)	—	—%	—	—%	—	—%	—	—%	270,206	2.0%
Investments accounted for using the equity method	226,644	1.7%	208,796	1.6%	219,674	1.7%	307,105	2.4%	339,587	2.6%
Securities sold but not yet purchased (4)	—	—%	—	—%	—	—%	(6,924)	(0.1)%	(8,017)	(0.1)%
Securities transactions entered into but not settled at the balance sheet date	(231,164)	(1.7)%	(405,611)	(3.1)%	(198,563)	(1.5)%	(18,540)	(0.1)%	(117,742)	(0.9)%
Total investable assets	$13,282,560	100.0%	$12,960,811	100.0%	$13,132,116	100.0%	$13,045,134	100.0%	$13,218,883	100.0%

Investment portfolio metrics (2):
Average effective duration (in years)	2.83		3.04		2.94		3.06		2.90
Average S&P/Moody’s credit ratings (5)	AA-/Aa2		AA-/Aa2		AA-/Aa2		AA-/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.41%		2.43%		2.45%		2.60%		2.80%

(1)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(3)    During the 2012 fourth quarter, the Company sold all investments it held under the FRBNY’s TALF program and the related secured financing was extinguished accordingly.
(4)    Represents the Company's obligation to deliver securities that it did not own at the time of sale. Such amounts are included in “other liabilities” on the Company's balance sheet.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

16

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At September 30, 2013
Corporates	$2,652,909	$36,590	$(45,560)	$(8,970)	$2,661,879	99.7%	26.3%
Non-U.S. government-backed corporates	89,419	1,056	(703)	353	89,066	100.4%	0.9%
U.S. government and government agencies	1,121,898	11,336	(4,299)	7,037	1,114,861	100.6%	11.1%
Agency mortgage-backed securities	1,120,347	5,732	(27,516)	(21,784)	1,142,131	98.1%	11.1%
Non-agency mortgage-backed securities	379,056	12,099	(9,051)	3,048	376,008	100.8%	3.8%
Agency commercial mortgage-backed securities	176,310	1,070	(4,978)	(3,908)	180,218	97.8%	1.7%
Non-agency commercial mortgage-backed securities	607,408	12,620	(6,344)	6,276	601,132	101.0%	6.0%
Municipal bonds	1,531,324	36,907	(9,079)	27,828	1,503,496	101.9%	15.2%
Non-U.S. government securities	1,225,100	16,401	(15,789)	612	1,224,488	100.0%	12.1%
Asset-backed securities	1,199,241	19,442	(12,221)	7,221	1,192,020	100.6%	11.9%
Total	$10,103,012	$153,253	$(135,540)	$17,713	$10,085,299	100.2%	100.0%

At December 31, 2012
Corporates	$2,884,687	$98,248	$(6,643)	$91,605	$2,793,082	103.3%	28.2%
Non-U.S. government-backed corporates	247,958	7,550	(67)	7,483	240,475	103.1%	2.4%
U.S. government and government agencies	1,131,688	20,178	(1,095)	19,083	1,112,605	101.7%	11.0%
Agency mortgage-backed securities	1,195,793	10,989	(3,719)	7,270	1,188,523	100.6%	11.7%
Non-agency mortgage-backed securities	336,943	13,820	(3,765)	10,055	326,888	103.1%	3.3%
Agency commercial mortgage-backed securities	195,731	4,910	(2,308)	2,602	193,129	101.3%	1.9%
Non-agency commercial mortgage-backed securities	628,434	32,604	(2,160)	30,444	597,990	105.1%	6.1%
Municipal bonds	1,463,586	62,322	(1,421)	60,901	1,402,685	104.3%	14.3%
Non-U.S. government securities	1,087,310	33,701	(8,860)	24,841	1,062,469	102.3%	10.6%
Asset-backed securities	1,073,999	25,528	(5,838)	19,690	1,054,309	101.9%	10.5%
Total	$10,246,129	$309,850	$(35,876)	$273,974	$9,972,155	102.7%	100.0%

17

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2013		2013		2013		2012		2012

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,418,555	23.9%	$2,409,950	24.2%	$2,738,110	26.5%	$2,523,212	24.6%	$2,837,828	27.6%
AAA	3,137,464	31.1%	3,112,835	31.2%	3,211,404	31.0%	3,413,431	33.3%	3,388,660	32.9%
AA	2,071,761	20.5%	1,921,194	19.3%	1,747,704	16.9%	1,563,846	15.3%	1,770,851	17.2%
A	1,341,236	13.3%	1,392,488	14.0%	1,389,885	13.4%	1,501,156	14.7%	1,158,492	11.3%
BBB	387,243	3.8%	414,100	4.2%	432,799	4.2%	538,140	5.3%	503,890	4.9%
BB	162,520	1.6%	144,527	1.4%	243,319	2.4%	174,527	1.7%	157,183	1.5%
B	189,379	1.9%	186,477	1.9%	200,515	1.9%	220,772	2.2%	203,416	2.0%
Lower than B	245,777	2.4%	243,694	2.4%	221,488	2.1%	175,866	1.7%	143,518	1.4%
Not rated	149,077	1.5%	143,294	1.4%	159,527	1.5%	135,179	1.3%	121,541	1.2%
Total fixed maturities, at fair value	$10,103,012	100.0%	$9,968,559	100.0%	$10,344,751	100.0%	$10,246,129	100.0%	$10,285,379	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$298,261	3.0%	$332,687	3.3%	$443,515	4.3%	$472,107	4.6%	$509,898	5.0%
Due after one year through five years	3,979,496	39.4%	3,578,434	35.9%	3,922,607	37.9%	4,102,503	40.0%	3,633,607	35.3%
Due after five years through ten years	2,072,174	20.5%	2,150,804	21.6%	1,937,761	18.7%	2,042,211	19.9%	2,285,714	22.2%
Due after 10 years	270,719	2.7%	250,773	2.5%	321,588	3.1%	198,408	1.9%	322,866	3.1%
	6,620,650	65.5%	6,312,698	63.3%	6,625,471	64.0%	6,815,229	66.5%	6,752,085	65.6%
Mortgage-backed securities	1,499,403	14.8%	1,592,207	16.0%	1,704,813	16.5%	1,532,736	15.0%	1,873,874	18.2%
Commercial mortgage-backed securities	783,718	7.8%	838,471	8.4%	867,856	8.4%	824,165	8.0%	824,162	8.0%
Asset-backed securities	1,199,241	11.9%	1,225,183	12.3%	1,146,611	11.1%	1,073,999	10.5%	835,258	8.1%
Total fixed maturities, at fair value	$10,103,012	100.0%	$9,968,559	100.0%	$10,344,751	100.0%	$10,246,129	100.0%	$10,285,379	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

18

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company's corporate bonds by sector, excluding guaranteed amounts:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2013		2013		2013		2012		2012

Sector:
Industrials	$1,543,251	58.2%	$1,514,470	56.7%	$1,489,748	54.6%	$1,543,605	53.5%	$1,375,345	50.9%
Financials	682,075	25.7%	652,194	24.4%	846,627	31.0%	983,276	34.1%	988,052	36.6%
Covered bonds	257,034	9.7%	296,250	11.1%	194,359	7.1%	168,404	5.8%	154,919	5.7%
Utilities	117,071	4.4%	143,952	5.4%	99,939	3.7%	104,441	3.6%	98,926	3.7%
All other (1)	53,478	2.0%	62,786	2.4%	98,566	3.6%	84,961	2.9%	82,350	3.1%
Total fixed maturities, at fair value	$2,652,909	100.0%	$2,669,652	100.0%	$2,729,239	100.0%	$2,884,687	100.0%	$2,699,592	100.0%

Credit quality distribution (2):
AAA	$394,952	14.9%	$467,144	17.5%	$506,102	18.5%	$525,917	18.2%	$615,869	22.8%
AA	585,292	22.1%	576,135	21.6%	427,532	15.7%	438,880	15.2%	414,503	15.4%
A	871,130	32.8%	854,959	32.0%	920,005	33.7%	1,005,942	34.9%	802,275	29.7%
BBB	326,796	12.3%	330,149	12.4%	330,641	12.1%	427,386	14.8%	414,498	15.4%
BB	121,796	4.6%	112,291	4.2%	209,957	7.7%	142,309	4.9%	131,004	4.9%
B	176,257	6.6%	171,000	6.4%	174,286	6.4%	199,823	6.9%	181,306	6.7%
Lower than B	43,393	1.6%	38,450	1.4%	28,266	1.0%	29,339	1.0%	25,044	0.9%
Not rated	133,293	5.0%	119,524	4.5%	132,450	4.9%	115,091	4.0%	115,093	4.3%
Total fixed maturities, at fair value	$2,652,909	100.0%	$2,669,652	100.0%	$2,729,239	100.0%	$2,884,687	100.0%	$2,699,592	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2013, excluding guaranteed amounts and covered bonds:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
General Electric Co.	$62,884	2.4%	0.5%	AA+/Aa1
Apple Inc.	57,023	2.1%	0.4%	AA+/A1
Royal Dutch Shell PLC	53,768	2.0%	0.4%	AA/Aa1
Crown Castle Int'l Corp.	35,092	1.3%	0.3%	NR/A2
Caterpillar Inc.	35,040	1.3%	0.3%	A/A2
Merck & Co Inc.	33,668	1.3%	0.3%	AA/A2
Wal-Mart Stores Inc.	31,363	1.2%	0.2%	AA/Aa2
United Parcel Service Inc.	31,267	1.2%	0.2%	A+/Aa3
Bank of New York Mellon Corp.	31,133	1.2%	0.2%	A+/Aa3
Anheuser-Busch Inbev NV	30,186	1.1%	0.2%	A/A3
Total	$401,424	15.1%	3.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Mortgage Backed and Commercial Mortgage Backed Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2013, excluding amounts guaranteed by the U.S. government:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$1,738	AA-	$1,842	106.0%	—%
	2004	6,029	BB	5,739	95.2%	—%
	2005	47,397	CCC+	49,306	104.0%	0.4%
	2006	70,772	CCC+	73,255	103.5%	0.6%
	2007	72,458	C+	76,823	106.0%	0.6%
	2008	5,368	CC+	5,621	104.7%	—%
	2009	1,608	AA-	1,646	102.4%	—%
	2010	12,986	AA-	12,996	100.1%	0.1%
	2012	45,748	AA+	45,549	99.6%	0.3%
	2013	111,904	AAA	106,279	95.0%	0.8%
Total non-agency MBS		$376,008	BB+	$379,056	100.8%	2.9%

Non-agency CMBS:	2004	$677	AAA	$627	92.6%	—%
	2005	29,844	AAA	29,636	99.3%	0.2%
	2006	18,148	AA+	18,116	99.8%	0.1%
	2007	26,310	A-	27,689	105.2%	0.2%
	2008	279	AA+	274	98.2%	—%
	2009	237	AAA	221	93.2%	—%
	2010	112,592	AAA	116,885	103.8%	0.9%
	2011	128,417	AAA	134,245	104.5%	1.0%
	2012	130,033	AA+	128,399	98.7%	1.0%
	2013	154,595	AAA	151,316	97.9%	1.1%
Total non-agency CMBS		$601,132	AA+	$607,408	101.0%	4.6%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)
Wtd. average loan age (months)	89	65	32
Wtd. average life (months) (2)	19	53	48
Wtd. average loan-to-value % (3)	69.6%	67.1%	59.9%
Total delinquencies (4)	21.0%	15.3%	1.2%
Current credit support % (5)	54.9%	7.6%	31.4%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at September 30, 2013. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 25% to 117%, while the range of loan-to-values on CMBS is 7% to 103%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Asset Backed Securities

The following table provides information on the Company’s asset-backed securities (ABS) at September 30, 2013:

(U.S. Dollars in thousands)		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Equipment (1)	$308,909	AA-	$303,771	98.3%	2.3%
Credit cards (2)	325,870	AAA	328,941	100.9%	2.5%
Loans (3)	209,007	AA+	209,550	100.3%	1.6%
Autos (4)	145,854	AAA	144,986	99.4%	1.1%
Rate reduction bonds (5)	71,525	AAA	73,209	102.4%	0.6%
Home equity (6)	23,000	AA+	23,310	101.3%	0.2%
Commodities (7)	16,743	AAA	17,192	102.7%	0.1%
U.K. securitized (8)	43,797	BBB	50,853	116.1%	0.4%
Other	47,315	AA	47,429	100.2%	0.4%
Total ABS	$1,192,020	AA+	$1,199,241	100.6%	9.0%

The effective duration of the total ABS was 1.9 years at September 30, 2013.

(1)      The weighted average credit support % on credit cards is 7%.
(2)      The weighted average credit support % on equipment is 18%.
(3)      The weighted average credit support % on loans is 48%.
(4)      The weighted average credit support % on autos is 29%.
(5)      The weighted average credit support % on rate reduction bonds is 5%.
(6)      The weighted average credit support % on home equity is 22%.
(7)      The weighted average credit support % on commodities is 6%.
(8)      The weighted average credit support % on U.K. securitized is 19%.

The Company’s investment portfolio included $49.3 million par in sub-prime securities at September 30, 2013, with an estimated fair value of $27.2 million and an average credit quality of “B/Caa1.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $6.4 million estimated fair value of sub-prime securities with an average credit quality of “CC/Caa3.”

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at September 30, 2013:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$21,828	5.2%	0.2%
Term loan investments (1)	394,412	94.8%	3.0%
Total	$416,240	100.0%	3.1%

Currency:
U.S.-denominated	$311,872	74.9%	2.3%
Euro-denominated	104,368	25.1%	0.8%
Total	$416,240	100.0%	3.1%

Sector:
Consumer cyclical	$109,643	26.3%	0.8%
Consumer non-cyclical	72,785	17.5%	0.5%
Industrials	80,119	19.2%	0.6%
Media	48,682	11.7%	0.4%
Basic materials	33,394	8.0%	0.3%
Utilities	24,264	5.8%	0.2%
All other	47,353	11.5%	0.4%
Total	$416,240	100.0%	3.1%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

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Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at September 30, 2013:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Germany	$83,090	$—	$4,295	$10,075	$4,864	$7,973	$110,297
Finland	101,733	—	—	—	—	—	101,733
Netherlands	1,884	463	81,026	—	5,533	6,750	95,656
Belgium	34,291	—	203	—	—	—	34,494
Supranational (5)	27,023	—	—	—	—	—	27,023
Luxembourg	—	—	17,702	—	6,240	372	24,314
France	—	4,973	7,261	—	4,494	4,538	21,266
Austria	10,464	3,450	440	—	—	—	14,354
Ireland	1,625	657	5,601	—	—	1,290	9,173
Spain	—	—	—	559	1,934	—	2,493
Italy	—	—	—	—	1,850	—	1,850
Cyprus	—	—	339	—	—	—	339
Total	$260,110	$9,543	$116,867	$10,634	$24,915	$20,923	$442,992

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at September 30, 2013.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

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Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. The loss on repurchase of preferred shares related to the redemption of the Company's Series A and B preferred shares in April 2012 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation

The following table provides a reconciliation of after-tax operating income (loss) available to common shareholders to net income available to common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

After-tax operating income (loss) available to common shareholders	$149,205	$135,021	$158,748	$(24,667)	$120,247	$141,400	$442,974	$375,307
Net realized gains, net of tax	(3,442)	13,779	54,923	51,031	58,904	33,275	65,260	133,052
Net impairment losses recognized in earnings, net of tax	(728)	(724)	(2,246)	(6,035)	(2,379)	(1,951)	(3,698)	(5,353)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	5,665	10,941	13,823	16,567	24,330	7,787	30,429	56,943
Net foreign exchange gains (losses), net of tax	(41,359)	12,438	25,744	(23,164)	(16,930)	32,108	(3,177)	(5,363)
Loss on repurchase of preferred shares, net of tax	—	—	—	—	—	(10,612)	—	(10,612)
Net income available to common shareholders	$109,341	$171,455	$250,992	$13,732	$184,172	$202,007	$531,788	$543,974

Diluted per common share results:
After-tax operating income (loss) available to common shareholders	$1.10	$0.99	$1.17	$(0.18)	$0.87	$1.02	$3.27	$2.72
Net realized gains, net of tax	$(0.03)	$0.10	$0.41	$0.37	$0.42	$0.24	$0.48	$0.96
Net impairment losses recognized in earnings, net of tax	$(0.01)	$—	$(0.02)	$(0.04)	$(0.02)	$(0.01)	$(0.03)	$(0.04)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	$0.04	$0.08	$0.10	$0.12	$0.18	$0.06	$0.22	$0.41
Net foreign exchange gains (losses), net of tax	$(0.30)	$0.09	$0.19	$(0.17)	$(0.12)	$0.23	$(0.02)	$(0.04)
Loss on repurchase of preferred shares, net of tax	$—	$—	$—	$—	$—	$(0.08)	$—	$(0.08)
Net income available to common shareholders	$0.80	$1.26	$1.85	$0.10	$1.33	$1.46	$3.92	$3.93

Weighted average common shares and common share equivalents outstanding — diluted	136,034,413	135,849,050	135,409,288	138,270,853	138,696,934	138,211,736	135,680,829	138,235,995

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Arch Capital Group Ltd. and Subsidiaries
Share Repurchase Activity

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended										Cumulative
	September 30,		June 30,		March 31,		December 31,		September 30,	June 30,	September 30,
	2013		2013		2013		2012		2012	2012	2013

Effect of share repurchases:
Aggregate cost of shares repurchased	$1,333		$15,499		$40,964		$172,056		$—	$—	$2,787,885
Shares repurchased	26,300		307,659		930,759		3,924,306		—	—	109,947,242
Average price per share repurchased	$50.70		$50.37		$44.01		$43.84		$—	$—	$25.36

Average book value per common share (1)	$37.57		$37.23		$36.93		$36.49		$35.62	$33.89

Average repurchase price-to-book multiple	1.35	x	1.35	x	1.19	x	1.20	x	—	—

Remaining share repurchase authorization (2)	$712,115

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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Arch Capital Group Ltd. and Subsidiaries
Annualized Operating Return on Average Common Equity

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2012	2013	2012

After-tax operating income (loss) available to common shareholders	$149,205	$135,021	$158,748	$(24,667)	$120,247	$141,400	$442,974	$375,307
Annualized after-tax operating income (loss) available to common shareholders (a)	$596,820	$540,084	$634,992	$(98,668)	$480,988	$565,600	$590,632	$500,409

Beginning common shareholders’ equity	$4,909,318	$5,010,530	$4,843,878	$5,023,794	$4,695,316	$4,514,456	$4,843,878	$4,267,074
Ending common shareholders’ equity	5,118,285	4,909,318	5,010,530	4,843,878	5,023,794	4,695,316	5,118,285	5,023,794
Average common shareholders’ equity (b)	$5,013,802	$4,959,924	$4,927,204	$4,933,836	$4,859,555	$4,604,886	$4,981,082	$4,645,434

Annualized operating return on average common equity (a)/(b)	11.9%	10.9%	12.9%	(2.0)%	9.9%	12.3%	11.9%	10.8%

27

Arch Capital Group Ltd. and Subsidiaries
Capital Structure

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2013	2012	2012	2012

Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,118,285	4,909,318	5,010,530	4,843,878	5,023,794	4,695,316
Total shareholders’ equity	$5,443,285	$5,234,318	$5,335,530	$5,168,878	$5,348,794	$5,020,316

Total capital	$5,843,285	$5,634,318	$5,735,530	$5,568,878	$5,748,794	$5,420,316

Common shares outstanding, net of treasury shares (b)	133,480,323	133,416,419	133,063,225	133,842,613	136,540,178	136,291,652

Book value per common share (1) (a)/(b)	$38.34	$36.80	$37.66	$36.19	$36.79	$34.45

Leverage ratios:
Senior notes/total capital	5.1%	5.3%	5.2%	5.4%	5.2%	5.5%
Revolving credit agreement borrowings/total capital	1.7%	1.8%	1.7%	1.8%	1.7%	1.8%
Debt/total capital	6.8%	7.1%	7.0%	7.2%	7.0%	7.4%
Preferred/total capital	5.6%	5.8%	5.7%	5.8%	5.7%	6.0%
Debt and preferred/total capital	12.4%	12.9%	12.6%	13.0%	12.6%	13.4%

(1)	Excludes the effects of stock options and restricted stock units outstanding.

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